Exhibit 99.1

AAIC Panel July 28, 2021 Symbol: ANVS (NYSE American)

ANNOVIS

NEUROTOXIC PROTEINS IMPAIR AXONAL TRANSPORT AND **CAUSE A TOXIC CASCADE**

HIGH LEVELS OF NEUROTOXIC PROTEINS	Posiphen LOWERS LEVELS OF NEUROTOXIC PROTEINS
IMPAIRED AXONAL TRANSPORT	IMPROVED AXONAL TRANSPORT
SLOWER SYNAPTIC TRANSMISSION	INCREASED SYNAPTIC TRANSMISSION
INFLAMMATION	NO INFLAMMATION
DEATH OF NERVE CELLS	HEALTHY NERVE CELLS
LOSS OF COGNITIVE AND MOTOR FUNCTION	IMPROVED COGNITIVE AND MOTOR FUNCTION

Posiphen IMPROVES AXONAL TRANSPORT AND **IMPEDES THE TOXIC CASCADE**


ANNOVIS

3 TWO PHASE 2 CLINICAL TRIALS AD Trial PD Trial Therapeutic Area Early to Moderate AD Early to Moderate PD Patients 14 14 + 40 Phase 2 Sites 12 Country United States Design Double - Blind, Placebo - Controlled, Biomarker Study Endpoints Reversal of Toxic Cascade Exploratory Efficacy

TIMELINE OF PHASE 2 CLINICAL TRIAL IN AD AND PD Start Up AD/PD Study August 2020 June/July 2021 September 2021 4 AD & PD Markers AD & PD Efficacy Whole Study May 2021 Efficacy and biomarker d ata as of July 2021. Additional markers in CSF and plasma are still being measured A meeting with the FDA to discuss the data from the AD and the PD study as well as from the chronic toxicology in rats and dogs is projected for Fall of 2021 January 2020

REVERSAL OF TOXIC CASCADE EXPECTED OUTCOME ACTUAL OUTCOME AD PD Neurotoxic proteins Axonal transport Axonal damage Inflammation Synaptic Markers Control proteins 0 Efficacy: WAIS coding Efficacy: Motor function Efficacy: Cognition REVERSAL OF TOXIC CASCADE: EFFICACY Data from first 14 AD and 14 PD patients 5

ALZHEIMER PARKINSON Patients Enrolled Placebo (N=6) Posiphen 80mg (N=10) Total (N=16) Placebo (N=5) Posiphen 80mg (N=10) Total (N=15) Age (years) 68.0 (6.87) 72.8 (6.34) 71.0 (6.75) 75.4 (3.13) 65.0 (9.31) 68.5 (9.18) Male 3 ( 50.0%) 2 ( 20.0%) 5 ( 31.3%) 3 ( 60.0%) 8 ( 80.0%) 11 ( 73.3%) Female 3 ( 50.0%) 8 ( 80.0%) 11 ( 68.8%) 2 ( 40.0%) 2 ( 20.0%) 4 ( 26.7%) HISPANIC 4 ( 66.7%) 5 ( 50.0%) 9 ( 56.3%) 2 ( 40.0%) 0 ( 0.0%) 2 ( 13.3%) CAUCASIAN 2 ( 33.3%) 5 ( 50.0%) 7 ( 43.8%) 3 ( 60.0%) 10 (100.0%) 13 ( 86.7%) WHITE 4 ( 66.7%) 8 ( 80.0%) 12 ( 75.0%) 5 (100.0%) 10 (100.0%) 15 (100.0%) AFRICAN AMERICAN 1 ( 16.7%) 0 ( 0.0%) 1 ( 6.3%) 0 0 0 ASIAN 1 ( 16.7%) 1 ( 10.0%) 2 ( 12.5%) 0 0 0 NATIVE HAWAIIAN 0 ( 0.0%) 1 ( 10.0%) 1 ( 6.3%) 0 0 0 BASELINE DEMOGRAPHICS

EFFICACY IN AD PATIENTS – ADAS - Cog11 D ata from 14 AD patients 7 Left: From baseline to 25 days in the Posiphen - treated group, ADAS - Cog11 improved by 4.4 points, a statistically significant improvement of 30% (p < 0.05). Right: Posiphen - treated group compared to placebo group at baseline and 25 days showed an improvement of 3.3 points, or 22% (p= 0.13). BETTER 100% 70% 100% 92% 70% 60% 65% 70% 75% 80% 85% 90% 95% 100% 105% Posiphen day 0 Posiphen day 25 Placebo day 0 Placebo day 25 Posiphen day 25 % ADAS - Cog11 *

EFFICACY IN AD PATIENTS – ADAS - Cogs11 Data from 14 AD patients 0.5 0.6 0.7 0.8 0.9 1 1.1 ADAS-COG3 ADAS-COG6 ADAS-COG11 ADAS-COG14 ADAS COGs %Placebo %Posiphen Posiphen - treated group showed trends of improvement in all four ADAS - Cog tests performed compared to placebo group. 8

EFFICACY IN PD PATIENTS – MDS - UPDRS TEST Data from 14 PD patients -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% Part1 Part2 Part3 Part4 Total UPDRS Placebo Posiphen Posiphen - treated group showed trends of improvement in all four parts of UPDRS test compared to placebo group. 9

EFFICACY IN AD AND PD PATIENTS – WAIS CODING TEST D ata from 14 AD and 14 PD patients This is the first double - blind, placebo - controlled study that shows cognitive improvements in AD patients as measured by ADAS - Cog and functional improvements in PD patients as measured by the Unified Parkinson's Disease Rating Scale (UPDRS). The WAIS coding test measures speed in movement and thinking. Treated AD patients show a 6.6 point and PD patients a 6.1 - point improvement in coding after Posiphen treatment. 10 100% 123% 100% 107% 123% 90% 95% 100% 105% 110% 115% 120% 125% Posiphen day 0 Posiphen day 25 Placebo day 0 Placebo day 25 Posiphen day 25 % of correct items_AD 100% 114% 100% 90% 114% 80% 85% 90% 95% 100% 105% 110% 115% 120% Posiphen day 0 Posiphen day 25 Placebo day 0 Placebo day 25 Posiphen day 25 % of correct items_PD * * *

EFFICACY IN AD AND PD PATIENTS - MMSE 11 While there is a positive trend in AD, the changes in MMSE are not statistically significant. MMSE AD PD Placebo Posiphen Placebo Posiphen MMSE Baseline 24.5 25.4 27.6 29.1 25 Days later 25.7 26.2 28.0 29.1 Improvement in MMSE 1.2 0.8 0.4 0.0

EFFICACY IN AD PATIENTS – CDR – SUM OF BOXES 12 In AD patients there are positive trends in orientation, judgement and problem solving, home and hobbies as well as total CDR score, but the data is not statistically significant. CDR Placebo Posiphen Improvement in total score - 1.17 - 0.96

SAFETY SUMMARY 13 AD Patients PD Patients Placebo (N=6) Posiphen 80mg (N=10) Total (N=16) Placebo (N=5) Posiphen 80mg (N=10) Total (N=15) Subjects with any AEs 3 (50.0%) 5 (50.0%) 8 (50.0%) 3 (60.0%) 3 (30.0%) 6 (40.0%) Number of AEs 4 7 11 5 3 8 Serious AEs 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) AEs that led to Drug Interrupted 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) AEs that led to Drug Withdrawn 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) AEs Suspected Drug Related 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (20.0%) 0 (0.0%) 1 (6.7%) AEs Study Procedure 3 (50.0%) 4 (40.0%) 7 (43.8%) 2 (40.0%) 1 (10.0%) 3 (20.0%) CTCAE Grade 1 3 (50.0%) 4 (40.0%) 7 (43.8%) 3 (60.0%) 3 (30.0%) 6 (40.0%) CTCAE Grade 2 0 (0.0%) 1 (10.0%) 1 (6.3%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Most AEs were due to the spinal fluid extraction that resulted in headaches and back aches Data from first 14 AD and PD patients

REVERSAL OF TOXIC CASCADE EXPECTED OUTCOME ACTUAL OUTCOME AD PD Neurotoxic proteins Axonal transport Axonal damage Inflammation Synaptic Markers Control proteins 0 Efficacy: WAIS coding Efficacy: Motor function Efficacy: Cognition REVERSAL OF TOXIC CASCADE: MARKERS D ata from first 14 AD and 14 PD patients 14

STEP ONE OF TOXIC CASCADE NEUROTOXIC PROTEIN S ARE LOWERED Data from first 14 AD and PD patients - 14.00% - 12.00% - 10.00% - 8.00% - 6.00% - 4.00% - 2.00% 0.00% 2.00% 4.00% Ab40 Ab42 sAPPa sAPPb P - Tau T - Tau % difference Posiphen vs Placebo_AD T - Tau -14.00% -12.00% -10.00% -8.00% -6.00% -4.00% -2.00% 0.00% 2.00% 4.00% Ab40 Ab42 sAPPa sAPPb P-Tau T-Tau % difference Posiphen vs Placebo_PD sAPPb T - Tau * 15

A β 42/A β 40 RATIO IN AD AND PD PATIENTS Data from first 14 AD and PD patients 16 AD Patients PD Patients Placebo Posiphen Placebo Posiphen Baseline 0.064 0.059 0.083 0.097 25 Days 0.064 0.062 0.083 0.097 p - Value 0.0113 The A β 42/A β 40 is < 0.072 in AD. Our ratios in fact show that AD patients have AD, while PD patients do not. It also shows that in ANVS401 treated patients one month of treatment improves the ratio in a statistically significant fashion.

STEP TWO OF TOXIC CASCADE NEUROFILAMENT LIGHT IS LOWERED IN AD AND PD PATIENTS Data from first 14 AD and PD patients 17 -14% -12% -10% -8% -6% -4% -2% 0% AD PD % Difference Posiphen vs. Placebo Neurofilament light represents the health of the axon and neuron. In both Posiphen - treated patient populations, NfL is reduced representing better axonal health.

STEP THREE OF TOXIC CASCADE INFLAMMATION IS LOWER IN PD PATIENTS Data from first 14 PD patients 18 The trial measured four inflammatory markers that are prevalent in the brains of AD and of PD patients. Each of the inflammatory markers showed statistically significant reduction after 25 days of treatment with ANVS401 compared to baseline and compared to placebo. Inflammatory Marker Compared to Baseline or Placebo % Change from Baseline or Placebo p - Value YKL40 within - 22.9 0.032 between - 55.5 0.097 sTREM2 within - 17.1 0.0001 between - 42.7 0.001 GFAp within - 41.6 0.000001 between - 28.4 0.013

19 WORK IN PROGRESS & SUMMARY • We have finished treating the additional 40 PD patients and are expecting to complete all the biomarkers of the toxic cascade in the next two months. • The reversal of the toxic cascade confirms and cements the data seen to date. • Showing efficacy in AD and in PD patients by two different tests each and showing that the efficacy spans all areas of the ADAS - Cog and the UPDRS strengthens our conclusion that Posiphen is effective in both patient populations.

THANK YOU Symbol: ANVS (NYSE American)